Exhibit 10.2 -- EXECUTION VERSION

AMENDMENT NO. 3
TO
AMENDED AND RESTATED CREDIT AGREEMENT

This AMENDMENT NO. 3 dated as of August 2, 2016 (this “Amendment”) is by and among (a) NOODLES & COMPANY (the “Borrower”), (b) each of the Guarantors signatory hereto, (c) BANK OF AMERICA, N.A., as administrative agent (the “Administrative Agent”), and (d) the lenders signatory hereto and amends that certain Amended and Restated Credit Agreement dated as of November 22, 2013 (as amended, restated, extended, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”) by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent, and Bank of America, N.A. as L/C Issuer and Swing Line Lender. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend certain of the terms and provisions of the Credit Agreement, as specifically set forth in this Amendment; and
WHEREAS, the Borrower, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as provided more fully herein below.
NOW THEREFORE, in consideration of the mutual agreements contained in the Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
§1.Amendments to the Credit Agreement.
§1.1.    Amendment to Section 1.01. The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended as of the Third Amendment Effective Date (as defined below) by (i) deleting the table contained therein and (ii) replacing it with the following table:

Pricing Level	Consolidated Total Lease Adjusted Leverage Ratio	Eurodollar Rate Loans and Letter of Credit Fees	Base Rate Loans and Canadian Prime Rate Loans	Commitment Fee
1	<3.25:1.00	1.50%	0.50%	0.15%
2	>3.25:1.00 but <3.75:1.00	1.75%	0.75%	0.20%
3	>3.75:1.00 but <4.25:1.00	2.00%	1.00%	0.25%
4	>4.25:1.00 but <4.75:1.00	2.25%	1.25%	0.30%
5	>4.75:1.00	2.50%	1.50%	0.35%

For clarification purposes, the foregoing amendment is not intended to change the date of adjustment of the Pricing Level. Accordingly, on the Third Amendment Effective Date until the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a), with respect to the Fiscal Quarter ended June 28, 2016, the Applicable Rate for (i) Eurodollar Rate Loans and Letter of Credit Fees and (ii) Base Rate Loans and Canadian Prime Rate Loans shall be as set forth in Pricing Level 3 above and for (iii) the Commitment Fee, shall be 0.30%. All other provisions of the Applicable Rate definition remain in effect.

§1.2.    Amendment to Section 1.01. The definition of “Arranger” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Arranger” means Merrill Lynch, Pierce, Fenner & Smith Incorporated (or any other registered broker-dealer wholly-owned by Bank of America Corporation to which all or substantially all of Bank of America Corporation’s or any of its subsidiaries’ investment banking, commercial lending services or related businesses may be transferred following the date of this Agreement), in its capacity as sole lead arranger and sole bookrunner.
§1.3.    Amendment to Section 1.01. The definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the “and” appearing at the end of clause (a)(xi) with “,” and (ii) adding the following immediately following clause (a)(xii) and prior to the words “and minus”:
“(xiii) such reasonable and customary one-time costs associated with the data security incident announced by the company on June 28, 2016, as may be consented to in writing by the Required Lenders, (xiv) any one-time settlement costs associated with certain litigation matters disclosed in writing to the Administrative Agent on the Third Amendment Effective Date, in an aggregate amount reasonably acceptable to and consented to in writing by the Required Lenders and (xv) one-time non-recurring cash expenses or charges and non-recurring non-cash charges, in an aggregate amount not to exceed $2,000,000, associated with the severance and replacement of the Borrower’s Chief Executive Officer and severance of the Borrower’s Chief Marketing Officer”
§1.4.    Amendment to Section 1.01. The definition of “Fee Letter” in Section 1.01 of the Credit Agreement is hereby amended by restating such definition in its entirety as follows:
“Fee Letter” means, collectively, (a) that certain letter agreement dated as of the date hereof by and between the Administrative Agent and the Borrower, (b) that certain letter agreement dated as of the First Amendment Effective Date by and between the Administrative Agent and the Borrower, (c) that certain letter agreement dated as of the Second Amendment Effective Date by and between the Administrative Agent and the Borrower and (d) that certain letter agreement dated as of the Third Amendment Effective Date by and between the Administrative Agent and the Borrower.
§1.5.    Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition in the appropriate alphabetical order:
“Third Amendment Effective Date” means August 2, 2016.
§1.6.    Amendment to Section 7.11. Section 7.11 of the Credit Agreement is hereby amended by amending and restating clause (a) of such section in its entirety as follows:
(a)    Consolidated Total Lease Adjusted Leverage Ratio. Permit the Consolidated Total Lease Adjusted Leverage Ratio as of the end of any Measurement Period to be greater than or equal to 5.25:1.00; provided, however, that (i) commencing with the end of the second Fiscal Quarter of Fiscal Year 2017, the Consolidated Total Lease Adjusted Leverage Ratio as of the end of any Measurement Period shall not be permitted to be greater than or equal to 5.00:1.00 and (ii) commencing with the end of the fourth Fiscal Quarter of Fiscal Year 2017 and for each Fiscal Quarter thereafter, the Consolidated Total Lease Adjusted Leverage Ratio as of the end of any Measurement Period shall not be permitted to be greater than or equal to 4.75:1.00.
§2.    Affirmation and Acknowledgment. Each Loan Party hereby ratifies and confirms all of its Obligations to the Lenders and the Administrative Agent, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans, the other Obligations, and all other amounts due under the Credit Agreement as amended hereby. Each Loan Party hereby ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted and pledged by such Loan Party pursuant to the Loan Documents to the Administrative Agent, on behalf and for the benefit of the Secured Parties, as collateral security for the Obligations, and acknowledges that all of such Liens and security interests, and all Collateral heretofore granted, pledged or otherwise created as security for the Obligations continue to be and remain collateral security for the Obligations from and after the date hereof. Each of the Guarantors party to the Guaranty hereby acknowledges and consents to this Amendment and agrees that the Guaranty and all other Loan Documents to which each of the Guarantors are a party remain in full force and effect, and each of the Guarantors confirms and ratifies all of its Obligations thereunder.
§3.    Representations and Warranties. Each Loan Party hereby represents and warrants to the Lenders and the Administrative Agent as follows:
(a)    The execution, delivery and performance by each Loan Party of this Amendment and the performance by such Loan Party of its obligations and agreements under this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any material Contractual Obligation (other than the creation of Liens under the Loan Documents) to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Law, except to the extent that any such violation, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
(b)    This Amendment has been duly executed and delivered by such Loan Party. Each of this Amendment and the Credit Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles, whether enforcement is sought by a proceeding in equity or at law.
(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is required in connection with the execution, delivery or performance by such Loan Party of this Amendment or the Credit Agreement as amended hereby.
(d)    The representations and warranties of such Loan Party contained in Article V of the Credit Agreement or in any other Loan Document, or which are contained in any document furnished at any time under or in connection therewith, are true and correct in all material respects on and as of the date hereof (other than to the extent that any representation and warranty is already qualified by materiality, in which case, such representation and warranty shall be true and correct as of the date hereof), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections

5.05(a) and 5.05(b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and 6.01(b) of the Credit Agreement, respectively.
(e)    As of the date hereof, after giving effect to the provisions hereof, there exists no Default or Event of Default.
§4.    Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent or concurrent on August 2, 2016 (the “Third Amendment Effective Date”):
(a)    This Amendment shall have been duly executed and delivered by each Loan Party, the Administrative Agent and the Lenders.
(b)    The Administrative Agent shall have received certificates executed by a Responsible Officer of each Loan Party attaching (i) resolutions or other action authorizing the actions under this Amendment and the Credit Agreement as amended hereby, (ii) incumbency certificates, (iii) certified copies of the Organization Documents of such Loan Party, in each case, certified as true, accurate and complete and in effect on the Second Amendment Effective Date (or a certification that there shall have been no changes to the Organization Documents of such Loan Party since such Organization Documents were previously delivered to the Administrative Agent) and (iv) such other documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.
(c)    The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying (i) that the conditions specified in this Section 4 have been satisfied, and (ii) that there has been no event or circumstance since December 31, 2015 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect.
(d)    The Administrative Agent shall have received the disclosure referred to in clause (xiv) of the amendment effected by Section 1.3 hereof.
(e)    The representations and warranties set forth in Section 3 hereof shall be true and correct.
(f)    All fees and expenses due and owing to the Administrative Agent and the Lenders and required to be paid on or before the Third Amendment Effective Date pursuant to that certain Third Amendment Fee Letter dated as of the Third Amendment Effective Date by and among the Administrative Agent and the Borrower, shall have been paid (or shall be paid concurrently with the closing of this Amendment).
(g)    The Administrative Agent shall have been reimbursed for all reasonable and documented fees and out-of-pocket charges and other expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of counsel for the Administrative Agent, to the extent documented prior to or on the date hereof (for the avoidance of doubt, a summary statement of such fees, charges and disbursements shall be sufficient documentation for the obligations set forth in this Section 4(g); provided that supporting documentation for such summary statement is provided promptly thereafter).

§5.    Miscellaneous Provisions.
§5.1.    Except as expressly amended or otherwise modified by this Amendment, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the other Loan Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. No amendment, consent or waiver herein granted or agreement herein made shall extend beyond the terms expressly set forth herein for such amendment, consent, waiver or agreement, as the case may be, nor shall anything contained herein be deemed to imply any willingness of the Administrative Agent or the Lenders to agree to, or otherwise prejudice any rights of the Administrative Agent or the Lenders with respect to, any similar amendments, consents, waivers or agreements that may be requested for any future period, and this Amendment shall not be construed as a waiver of any other provision of the Loan Documents or to permit the Borrower or any other Loan Party to take any other action which is prohibited by the terms of the Credit Agreement and the other Loan Documents. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement, or any related agreement or instrument, to the Credit Agreement shall hereafter refer to the Credit Agreement, as amended hereby. This Amendment shall constitute a Loan Document.
§5.2.    THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
§5.3.    THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
§5.4.    This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this

Amendment. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.
§5.5.    The Borrower hereby agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable and documented out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including legal fees).
§5.6.    The provisions of this Amendment are solely for the benefit of the Loan Parties, the Administrative Agent and the Lenders and no other Person shall have rights as a third party beneficiary of any of such provisions.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

NOODLES & COMPANY,
a Delaware corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

TNSC, INC., a Colorado corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

NOODLES & COMPANY SERVICES CORP.,
a Colorado corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

NOODLES & COMPANY FINANCE CORP.,
a Colorado corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – COLORADO, INC.,
a Colorado corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

[Noodles – Signature Page to Amendment No. 3 to Credit Agreement]

THE NOODLE SHOP, CO. – WISCONSIN, INC.,
a Wisconsin corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – MINNESOTA, INC.,
a Minnesota corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – ILLINOIS, INC.,
an Illinois corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – VIRGINIA, INC.,
a Virginia corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – MARYLAND, INC.,
a Maryland corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

[Noodles – Signature Page to Amendment No. 3 to Credit Agreement]

THE NOODLE SHOP, CO. – MONTGOMERY COUNTY, MARYLAND, a Maryland corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – CHARLES COUNTY, INC.,
a Maryland corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – HOWARD COUNTY, INC.,
a Maryland corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – DELAWARE, INC.,
a Delaware corporation

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – COLLEGE PARK, LLC,
a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen

[Noodles – Signature Page to Amendment No. 3 to Credit Agreement]

Title:    Executive Vice President

THE NOODLE SHOP, CO. – BALTIMORE
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – ANNAPOLIS, LLC,
a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – KANSAS, LLC,
a Kansas limited liability company

By:    TNSC, Inc., a Colorado corporation,
its Member

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – FREDERICK
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

[Noodles – Signature Page to Amendment No. 3 to Credit Agreement]

THE NOODLE SHOP, CO. – ST MARY’S
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – WASHINGTON
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – HARFORD
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Managing Member

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

THE NOODLE SHOP, CO. – CARROLL
COUNTY, LLC, a Maryland limited liability company

By:    Noodles & Company, a Delaware corporation,
its Class A Member

By:         /s/ Paul A. Strasen
Name:    Paul A. Strasen
Title:    Executive Vice President

[Noodles – Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:     /s/ Mollie S. Canup
Name:    Mollie S. Canup
Title:    Vice President

[Noodles – Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:     /s/ Anthony Luppino
Name:    Anthony Luppino
Title:    Vice President

[Noodles – Signature Page to Amendment No. 3 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:     /s/ Robert P. Naughton
Name:    Robert P. Naughton
Title:    Assistant Vice President

[Noodles – Signature Page to Amendment No. 3 to Credit Agreement]